Exhibit 99.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT (this "Agreement") is made and entered into as of this 3rd day of December, 2008, with an effective date as set forth in Section 3 hereof, by and among PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the "Borrower"), the lenders party to the Credit Agreement referred to below (the “Lenders”) that have executed a Lender Authorization in the form set forth as Exhibit A attached hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Second Amended and Restated Credit Agreement, dated as of May 4, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent.

The Borrower has requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.  All capitalized, undefined terms used in this Agreement (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2.  Amendments.  Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement as follows:

(a)           The definition of "Revolving" contained in Section 1.01 of the Credit Agreement is hereby amended by inserting a reference to Section "2.01," immediately prior to the reference to Section 2.08 in clause (i) of such definition.

(b)           Section 2.01 of the Credit Agreement is hereby amended by inserting the following language in lieu of the period at the end of the first sentence of such Section:

"provided, further, that for purposes of the immediately preceding proviso and all other provisions of this Agreement and each other Loan Document, at any time there is a Defaulting Lender, the aggregate Revolving Commitments shall be reduced by an amount equal to the remainder of (a) such Defaulting Lender's Revolving Commitment minus (b) the principal amount of such Defaulting Lender's Revolving Outstandings in respect of Revolving Loans."

(c)           Section 2.08 of the Credit Agreement is hereby amended by inserting the following clause (d) in proper alphabetical order to such Section:

“(d)           Optional Termination of Defaulting Lenders Commitment (Non-Pro-Rata).  At any time a Lender is a Defaulting Lender, the Borrower may terminate in full the Revolving Commitment of such Defaulting Lender by giving notice to such Defaulting Lender and the Administrative Agent, and such Defaulting Lender has consented in writing to such termination, such consent not to be unreasonably withheld or delayed; provided, that, (i) at the time of such termination, (A) no Default or Event of Default has occurred and is continuing (or the Required Lenders consent to such termination) and (B) either (x) no Revolving Loans or Swingline Loans are outstanding or (y) the aggregate Revolving Outstandings of such Defaulting Lender in respect of Revolving Loans is zero; (ii) concurrently with such termination, the aggregate Revolving Commitments of all Lenders shall be reduced by the Revolving Commitment of the Defaulting Lender (it being understood that the Borrower may not terminate the Revolving Commitment of a Defaulting Lender if, after giving effect to such termination, the aggregate Revolving Outstandings would exceed the aggregate Revolving Commitments of all Lenders); and (iii) concurrently with any subsequent payment of interest or fees to the Lenders with respect to any period before the termination of the Revolving Commitment of such Defaulting Lender, the Borrower shall pay to such Defaulting Lender its ratable share (based on its Revolving Commitment Ratio before giving effect to such termination) of such interest or fees, as applicable.  The termination of the Revolving Commitment of a Defaulting Lender pursuant to this Section 2.08(d) shall not be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any Issuing Lender or any other Lender may have against such Defaulting Lender."

(d)           Section 2.09(a) of the Credit Agreement is hereby amended by inserting the following clause (iv) in proper numerical order to such Section:

"(iv)           If a Lender at any time becomes a Defaulting Lender and the aggregate Revolving Outstandings of all Lenders at such time exceed an amount equal to the total of (A) the aggregate Revolving Commitments of all Lenders minus (B) such Defaulting Lender's Revolving Commitment plus (C) the aggregate principal amount of such Defaulting Lender's Revolving Outstandings in respect of Revolving Loans, then the Borrower shall promptly (and in any event within three Business days) prepay Revolving Loans, Swingline Loans and/or cash collateralize any Letter of Credit Liabilities (as set forth in Section 2.09(a)(ii)) in an amount sufficient to eliminate such excess.  Except for the mandatory nature thereof, any prepayments of Revolving Loans shall be subject to the provisions of Section 2.10 (a) (provided that any such prepayment may be in any amount that is an integral multiple of $1,000,000), and any prepayment of Swingline Loans shall be subject to the provisions Section 2.02(b).  If the circumstances giving rise to the requirement that the Borrower cash collateralize any Letter of Credit Liabilities pursuant to this Section 2.09(a)(iv) cease to exist, then the Administrative Agent shall promptly return such cash collateral to the Borrower."

(e)           Section 6.07 of the Credit Agreement is hereby amended by inserting the following clause (aa) in proper alphabetical order to such Section:

"(aa)           Liens granted to the Administrative Agent pursuant to Section 2.09(a)(iv) on cash collateral securing Letter of Credit Liabilities."

SECTION 3.  Effectiveness.  The amendments set forth in Section 2 of this Agreement shall be deemed to be effective upon receipt by the Administrative Agent of (a) counterparts of this Agreement executed by the Borrower and the Administrative Agent and (b) Lender Authorizations executed by the Required Lenders pursuant to Section 9.05 of the Credit Agreement.

SECTION 4.  Effect of Agreement.  Except as expressly provided herein, the Credit Agreement (as amended hereby) and the other Loan Documents shall remain in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 5.  Representations and Warranties.  (a) By its execution hereof, the Borrower certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (both before and after giving effect to this Agreement and the transactions contemplated hereby) is true and correct as of the date hereof as if fully set forth herein, except for (A) any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (B) the representations and warranties in Section 5.04(c), Section 5.06, Section 5.11 and Section 5.15 of the Credit Agreement, which shall be deemed only to relate to the matters referred to therein on and as of the Closing Date); and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof both before and after giving effect to this Agreement and the transactions contemplated hereby.

(b)           By its execution hereof, the Borrower hereby represents and warrants that it has the right, power and authority and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c)           By its execution hereof, the Borrower hereby represents and warrants that this Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar.

SECTION 6.  Costs, Expenses and Taxes.  The Borrower agrees to pay in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 7.  Execution in Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement or Lender Authorization by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

SECTION 9.  Fax Transmission.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimilie, telecopy or other reproduction hereof.

SECTION 10.  Entire Agreement.  This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11.  Successors and Assigns.  This Agreement shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

PPL ENERGY SUPPLY, LLC, as Borrower

By: ____________________________________
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Lender, Swingline Lender and Issuing Lender

By: ____________________________________
Name:
Title:

Exhibit A

Form of Lender Authorization

LENDER AUTHORIZATION

PPL Energy Supply, LLC
Second Amended and Restated Credit Agreement

[         ] __, 2008

Wachovia Bank, National Association
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention:  Syndication Agency Services

Re:
First Amendment to Second Amended and Restated Credit Agreement dated as of May 4, 2007 (as amended, the “Credit Agreement”) by and among PPL Energy Supply, LLC (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto, as lenders (the “Lenders”), and Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”) (the “First Amendment”)

This Authorization acknowledges our receipt and review of the execution copy of the First Amendment in the form posted on PPL Energy Supply, LLC SyndTrak Online workspace.  By executing this Authorization, we hereby approve the First Amendment and authorize the Administrative Agent to execute and deliver the First Amendment on our behalf.

Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to which Lenders are parties and shall have the rights and obligations of a Lender (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender" under each such agreement.  In furtherance of the foregoing, each financial institution executing this Authorization agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.

______________________________________
[Insert name of applicable financial institution]

By:  ___________________________________
Name:  _________________________________
Title:  __________________________________